American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

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VP BALANCED FUND

Supplement dated May 1, 2008 * Prospectus dated May 1, 2008

AS OF MAY 9, 2008, THE ENTRY FOR FEI ZOU ON PAGE 10 IS DELETED.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-60464 0805